THE DIAL CORPORATION

Investor Update

Prudential Securities

"Back-to-School" Consumer Conference

September 5, 2001

Boston, MA

The Dial Corporation

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company.

Dial Today

- A balanced portfolio of strong consumer staple brands: Dial Soaps, Purex Laundry Detergents, Renuzit Air Fresheners, and Armour Canned Meats.

- Leading Market Shares and a track record of share growth*


Dial

Dial *is the number one brand of deodorant soap in the U.S.*



Purex *is the number two brand of laundry detergent in the U.S.*



Renuzit *is the number two brand of air fresheners in the U.S.*



Armour *is the number two brand of canned meats in the U.S.*

- Well positioned with fastest growing retailers

- Track record of strong operating cash flows

- New management team focused on improving shareholder value.

** 52-week volume shares; period ended July 29, 2001, per Information Resources Inc.*

Business Segments

Net Sales of $1.6 Billion in LTM ended June 30, 2001*



4% Commercial Markets and Other
13% International
83% Domestic Branded Business

*Excludes sales of SPC.

Domestic Branded Sales Core Business

Net Sales of $1.3 Billion in LTM ended June 30, 2001


17%
Air Fresheners
37%
Laundry Care
15%
Food Products
31%
Personal
Cleansing

Leading Shares In Large Categories

	Dial	Purex	Renuzit	Armour
Market Size	$ 2 B	$ 5 B	$ 1 B	$ 1 B
Share of Market*	20.1%	10.7%	19.4%	19.4%
Brand Position	# 1	# 2	# 2	# 2

***52-week volume market shares, period ended July 29, 2001, per Information Resources Inc.*

THE DIAL CORPORATION

The Dial Corporation History

In 1998, 1999 and first half 2000 the Company departed from a successful strategy that focused on its core businesses:

- Acquired Sarah Michaels and Freeman businesses (Specialty Personal Care), and entered into two JV's with Henkel that failed to perform
- Began promoting heavily at the end of each quarter to meet sales goals with promotional discounts
- Instituted an aggressive share repurchase program

Resulting in missed earnings expectations (three consecutive downward revisions) and inflated debt levels in 1999 and 2000.

As a result:

The Dial Corporation Board of Directors . . . sensing a serious problem . . . brought in new leadership in August 2000.

New Management took over August 15, 2000.

New Management Strategy (2001)

STABILIZE STRONG (CORE) BUSINESSES

FIX MARGINAL BUSINESSES, OR JETTISON THEM

E**X**PLORE LONG-TERM OPTIONS AS A COMPANY

`01 Complete Evaluation In 2001

Progress To Date

- For the past four quarters have met or exceeded unadjusted street estimates and have raised earnings estimate twice in 2001.
- Restructured the Dial/Henkel Joint Venture. Discontinued failed Purex Advanced product line in the U.S. Sold Dial's half of the Mexico joint venture to Henkel for $18.9 million. Reduced the dividend by 50% ($15 MM/yr).
- Used proceeds from joint venture sale, dividend cut, and improved cash flow to reduce debt by $130 million since new management came in--from $657MM to $527MM.
- Reduced total company SKU's by nearly 25% . . . dropping unproductive/unprofitable units.
- Discontinued Nature's Accent specialty personal care product line (never profitable) and an unprofitable specialty soap business.
- Moved to a Business Unit structure (from a functional organization) giving P&L responsibility to 6 newly appointed general managers.

Progress To Date

- Established new, aggressive management incentive financial goals (VERC) for 2001.
- Raised hurdle rate (to 20% after tax) for all capital projects and cancelled low-return capital projects.
- Inventories in line. Now shipping only for immediate sell-through.
- Created Innovation Group to accelerate internal development of new products.
- Renegotiated bank Revolving Credit Agreement.
- Issued $250MM of 5-year senior notes to repay bank debt.
- Sold money losing Specialty Personal Care (SPC) unit as part of SFX '01 plan..
- Planned for improved operating results through lowering manufacturing costs . . . specifically announcing the closing of Compton, California, liquid soap plant and consolidating detergent, soap, shampoo plants in Argentina.

New Management Operating Philosophy

- Stabilize/grow core businesses to improve profitability.
- Drive P&L responsibility down to business unit level.
- Manufacture/ship for immediate consumption. Keep inventories low.
- Focus on brand building . . . market share growth.
- Drive for innovation . . . first/fast/fresh to market.

What Still Needs To Be Done

- **Argentina**
  - Nuevo Federal (Dial detergent/soap business) needs to be fixed or jettisoned.
  - Plusbelle (Dial Argentina shampoo business) must remain profitable and hold market share.
  - Achieve profitable revenue growth in both businesses at acceptable levels.
  - As economy improves, seek a buyer and exit market.
- **Mexico**
  - Dial/Henkel JV (now dissolved) practically sank Dial Mexico.
  - New distributor (Consupharma), new Dial management must turn business around.
  - Examining other options for Mexico. Fix or exit.

What Still Needs To Be Done

- **Domestically . . . instill a strong sense of urgency.**
  - New "battle cry" at Dial
  - Nimbleness is Dial's competitive edge
  - Fastest to market with innovation . . . beginning second half 2002
  - Concentrate on doing 1 or 2 new products well
- **Continue to seek a suitable fit for Dial within a larger consumer products company.**

Going Forward On An Operating Basis . . .

Focus on The Core Domestic Businesses

- Continue brand building/market share growth strategy
- Remain focused on increasing earnings
- Grow sales with innovative new products and smart marketing

Increase Free Cash Flow and Reduce Debt

- Ended Share Repurchase Program
- Dividend will not rise above current rate
- Suspended acquisition strategy in favor of internal growth
- Doubled required hurdle rate for capital expenditures to 20%
- Cash flow measures added to management incentive plan

Focus on Core Businesses

- Smart Marketing
- Sense of Urgency / High Intensity
- First, Fast and Fresh

Personal Cleansing


Dial
Dial
COMPLETE
Dial
Aloe
Dial
Aloe
Coast
Tone
COCOA BUTTER
PURE & NATURAL

- **Dial Soap is the Number 1 brand of deodorant soap in the $2 billion personal cleansing category. A classically marketed brand with category leading consumer awareness, it is the Company's highest margin and most profitable business.**
  - Sales of Dial branded products comprise 80% of our Personal Cleansing Unit's sales.
  - Personal cleansing net sales have had compounded annual growth of 4% over the last three years.
  - Over the last three years, Dial brand soaps have increased their market share from 14.8% to 20.1% currently.* Dial brands have important shares and significant clout with retailers.
  - Personal cleansing also includes the *Coast*, *Tone* and *Pure & Natural* soap brands.

**Rolling 52 week volume share per Information Resources Inc. for period ended July 29, 2001.*

Personal Cleansing *(Cont'd.)*


Dial
Dial
COMPLETE
Dial
Aloe
Dial
Aloe
Coast
Tone
COCOA BUTTER
PURE & NATURAL

- **Most recent shares are very encouraging***
  - Strongest share period in over 18 months
  - All time record Body Wash share
    - ✓ All Dial brands add up to making Dial the #2 body wash manufacturer
    - ✓ The Dial brand by itself is now the #3 body wash brand (#7 year ago)
  - Tone is up +30% since its 2001 restage
  - Combined Dial Aloe bar and body wash sales up 9% for 13 weeks and up 30% latest 4 weeks
  - Dial share of deodorant bars is up .8 share points
  - New products launched in the last 5 years now represent nearly 45% of all revenues

**IRI period ending July 29, 2001.*

Laundry Care


Purex


Purex
TABS


Zout
Zout

- ***Purex*** is the #2 volume brand of laundry detergent next to Tide in the $5 billion domestic laundry detergent category, and the #1 value-priced detergent in America. ***Purex's*** "high quality at a good value" positioning has been squarely on trend with today's cost conscious consumer.
  - For the latest 12 months, ***Purex*** sales are up 9% and operating margins are up 40 basis points.
  - ***Purex*** market shares are up over 10% in 2001 from a year ago.*
  - We have driven category and brand growth with fragrance line extensions ***Mountain Breeze*** and the new tab product form.
  - ***Purex*** is the fastest growing laundry detergent in the category.
- High margin laundry additive and stain treatment brands ***Zout***, ***Boraxo***, ***20 Mule Team*** and ***Fels Naptha*** complete the Laundry Care product offering.


20 MULE TEAM


FELS-NAPTHA


Borateem

*Rolling 52-week volume share per Information Resources Inc. for period ended July 29, 2001.

Air Fresheners


NEW
Renuzit
HEATHER MIST

- ***Renuzit*** is the #2 brand overall in the $1 billion air freshener category. ***Renuzit*** is the #3 brand in the grocery channel. ***Renuzit*** uses its dominant position in the adjustable-solid segment of the category as a platform to introduce "on trend" product forms to drive category and brand growth. More units of Renuzit Adjustables are sold each year than any other brand/segment in the Air Freshener category. The high margin ***Renuzit*** brand outsources all of its manufacturing, which gives it the flexibility to act quickly to capture the most current consumer preference.
  - ***Renuzit*** has had compounded annual sales growth of 10% since 1997.
  - Over the last three years, ***Renuzit*** has grown its market share from 14.6% to 19.4%.*
  - New initiatives for 2001include new pricing for ***One Touch*** electric scented oils, ***Fresh Gels restage*** and introduction of ***Fresh Elements*** aerosols.
  - New Dial Innovation Group tightly focused on next generation Air Freshener concepts.




Renuzit
Designs


Fresh Gels

**Rolling 52-week volume share per Information Resources Inc. for period ended July 29, 2001.*

Food Products


ARMOUR
VIENNA SAUSAGE

- ***Armour*** is the Number 2 brand in the $1 billion canned meat category. Given the low-growth dynamics of the category, ***Armour*** is managed for cash flow and profitability, rather than top-line or market share growth.
  - ***Armour*** is the dominant brand in the Vienna sausage segment of the category.
  - Over the last three years, ***Armour*** has maintained its market share of approximately 19.4%* of the overall canned meat segment.


ARMOUR
BEEF STEW

- The branded food business is complemented by an important co-pack business that allows the Company to absorb overhead and increase efficiency in its Ft. Madison plant.

- Launching new heatables--chili, hash, beef stew--largest segment/Armour underdeveloped.


ARMOUR
CHILI
with Beans
ARMOUR
CHILI
No Beans
ARMOUR
CHILI
with Beans
ARMOUR
CHILI
No Beans

*Rolling 52-week unit share per Information Resources Inc. for period ended July 29, 2001.

International


Plusbelle
Plusbelle


limol


CAMPOS VERDES

- **International consists of Argentina (64% of International sales), the Americas (Canada, Mexico, Caribbean -collectively with 21% of sales) and an export business (15% of International sales).**
- **Argentina is the largest component of International sales. Argentina's brands include:**
  - ***Plusbelle* –** the Number 1 hair care brand in Argentina.* Exploring extending into related personal care categories.
  - ***Zorro*, *Enzimax* and *Limzul*** -- collectively the third largest detergent business in Argentina.* Mirroring Lever and P&G's price increases and rationalizing manufacturing. Plant consolidation to be implemented in 2002/2003.
  - ***Limol* and *Campos Verdes*** -- the second largest position in toilet soaps.*
  - While the Argentine business is modestly profitable, Dial will concentrate its resources on North America, and consider divesting this business if efforts to enhance profitability are not successful.

***Market positions based on 52-week volume share data for the period ended June 2001 per Nielson.**

Future Growth

- Organic versus Acquisition
  - Debt is currently an inhibitor to acquisitions
- The Innovation Group
  - Retain best outside resources to be *First, Fast and Fresh*
- Smart Marketing
  - Value
  - On-trend
  - Sense of urgency

Innovation Drives Category Growth

In May of 2001, Dial announced the formation of:

The Innovation Group

Providing focus for better, bigger and more innovative products.

- R&D restructured to facilitate innovation
- Sr. Vice President of Innovation named
- High level of focus on the Air Freshener category
- Exciting, INNOVATIVE products for 2002 launch
- Utilizes best outside resources

Our Motto

INNOVATE

OUR FUTURE DEPENDS ON IT

Smart Marketing

Before



Dial
COMPLETE
ANTIBACTERIAL
FOAMING
HAND WASH

After



New!
Dial
COMPLETE
ANTIBACTERIAL
FOAMING
HAND WASH

Smart Marketing

- Keeping up with trends
- Excellent trade/consumer acceptance


A FRESH NEW CLEAN from
Dial
ANTIBACTERIAL
Dial
Aloe
BodyWash
2in1
NEW!
MOISTURIZING
Dial
ANTIBACTERIAL
Aloe

Smart Marketing

Issues With Original Product

- Consumer confusion with original product
- Couldn't smell the fragrances without breaking the shrink-wrap seal
- Slower than expected sales


Renuzit
Fresh Gels
Renuzit
Fresh Gels
Renuzit
Fresh Gels

Restage Shipping August 2001

- Clearly a gel air freshener *(not a candle)*
- Fragrance can be sampled at the shelf
- "Hand painted" look


Renuzit
Fresh Gels
Renuzit
Fresh Gels
Renuzit
Fresh Gels
Renuzit
Fresh Gels

Start Ship – August 2001

Smart Marketing

Fresh Elements Aerosol

On-Trend Positioning

FRESH – PURE – CLEAN

- New lines drive growth within the segment . . . not necessarily new fragrances



OLD

•*Fresh Elements* provides this impact with simple, yet innovative packaging to pop at the shelf

•Great fragrances will drive repeat consumption

New



Start Ship – July 2001

Smart Marketing


Renuzit
OneTouch
Renuzit
OneTouch

Renuzit Value Strategy
Starting – August 2001

<u>A Better Scented Oil Electric</u>

- True control via on/off switch
- Greater built-in safety with graphite wick
- Rotates to fit both vertically and horizontally placed outlets
- Does not cover up both outlets when in use

Third to market has presented a significant challenge.

- Implementing an aggressive pricing strategy on *Renuzit One Touch Scented Oil* to continue to drive growth in the electric segment.

$2.99 Warmer
$1.99 Refill

Smart Marketing

- NEW! Purex Fragrance After the Rain
- Great new fragrances bring new consumers into the Purex franchise


Purex
Purex

Smart Marketing


Interact with
Purex
TABS


Purex
TABS

- Small segment. Purex holding its own.
- One tab vs. two positions Purex Tabs as the value alternative in the segment.

Smart Marketing

Zout Stain Remover

- Improved Formula
- Spray Top
- New Distribution
- Fastest Growing Stain Remover
- Line extensions coming



Zout
STAIN REMOVER
Zout
STAIN REMOVER

Smart Marketing


Talking Dirty
with the
Queen of Clean
#1
Linda Cobb

Products Featured

- Purex
- Zout
- Twenty Mule Team
- Fels Naptha

Brought new life to "old products."

- Fels Naptha
- La France
- Boraxo
- Twenty Mule Team

On Tour

- ***Oprah***
- ***Regis***
- ***The View***
- ***The Today Show***

The Dial Corporation

Financial Performance

Improved Financial Results

Operating Results to Date through June 30, 2001

- Earnings growth in Q2 '01 -- net income up 55% in the quarter vs. year ago*
- Operating Cash Flow up 137% to $83MM in first half 2001 from $35MM year ago
- Free Cash Flow for first half up from $1MM in '00 to $66MM in '01
- Debt reduced $68MM first half of '01
- Debt reduced $130MM LTM (from $657MM to $527MM)

** Excludes impact of restructuring charge and one-time gain in Q2 2000.*

Improved Financial Results

Since taking over in mid Q3 of 2000, new management has improved earnings while reducing debt.

(In millions except per share.)

	2000			2001	
	Q2	Q3	Q4	Q1	Q2
EPS [1]	$0.10	$0.05	$0.13	$0.14	$0.16
Total Debt	$657.0	$636.5	$595.0	$585.0	$527.5

[1] Excludes pre-tax restructuring charges of $21.0MM, $51.3MM, and $25.6MM in the 2nd, 3rd and 4th quarters of 2000, respectively and one-time gains of $6.7 and $4.6 in the second and third quarter of 2000, respectively.

Improved Financial Results

Income Statement

(In millions except per share & ratios.)

	2000 A	2001 E
Sales	$1,522	$1,660
Sales Growth	(3.7%)	9%
Operating Margin	8.5%	9.5%
EBITDA	$182	$208
EPS	$0.66	$0.74

Note: Restated for SPC elimination

Improved Financial Results

Balance Sheet

	(In millions except ratios.)	
	2000 A	**2001 E**
Inventories	163	130
Inventory Turns	5.2	6.4
Accounts Receivable	168	135
DSO for Domestic Business	30.8	22.0
Working Capital (excluding debt)	$108.6	$55
Working Capital As % of Sales	6.6%	3.3%
Total Debt	$595.1	$475

Improved Financial Results

Cash Flow Statement

	(In Millions) 2000 A	2001 E
Cash Flow From Operations	$110.8	$140
Depreciation and Amortization	$54	$50
CAP Expenditures	$45.9	$36
Dividends Paid	$25.8	$15

Volume

Revenue Growth *($ millions)*



2-4%
$1,660
$1,580
$1,522
1999
2000
2001 E
Long-Term Goal

Cash Flow Return on Invested Capital(1)



15.1%
13%
17%
20%+
1999
2000
2001 E
Long-Term Goal

(1) Calculated as operating cash flow over average capital (total debt plus equity)

Strong, Balanced Incentive Program Driving Performance

A balance of traditional accounting measures . . .

with a strong emphasis on cash flow metrics.

Volume

Earnings

CF**R**eturn on Capital

Cash flow

Ensures management is rewarded only for balanced performance.

Financial Objectives

V • Sales Growth of 2-4%

E • Net Income Growth of at least 10%

R • CFROIC in excess of 20%

C • Cash Flow from Operations 10% of Net Sales

**Assumes no acquisitions or divestitures.*

What You Can Expect From Dial

- Business growth through internal development.
- Market share growth in our key segments.
- Aggressive cost improvement programs across all functions. *"Slay the Dragon"* Program already identified a potential $10MM-$20MM in savings.



- Focus on the balance sheet as well as the P&L.
- Discipline in capital spending.
- In short, a strong focus on profitability in our core businesses and maximizing value for our shareowners . . . through the appropriate response to business alternatives.

What You Can Expect From Me

- Maximize shareowner value
- Disciplined review and pursuit of all opportunities
- Concentrate on improving stock price